Exhibit 99.1
Investor Presentation March 27, 2008

Forward-looking statements This presentation contains forward-looking statements, including, but not limited to, statements regarding the company's new strategic direction and restructuring plans, that are based on management's current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the divestiture and acquisition of certain geographic regions and certain products, the estimated reduction in G&A expenses, the company's relationships with its Mexican customers, partnerships relating to product candidates, the clinical development of new products, regulatory approval processes, the fact that results from treatment week 12 in a phase IIb clinical trial are not necessarily predictive of the entire phase IIb trial or a phase III trial, and other risks detailed from time to time in the company's SEC filings. The company cautions the reader that these factors, as well as other factors described in its SEC filings, are among the factors that could cause actual results to differ materially from the expectations described in the forward- looking statements. The company also cautions the listener that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this presentation. The company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes.

Today's agenda Summary conclusions What I found - first 60 days What gives me confidence about our future New strategy Pipeline update

Our strategy Focus business US, Canada, Mexico & very limited others - no longer global Neurology/ Dermatology Prescription and OTC brands Maximize pipeline Partner to realize full potential of key assets Ongoing internal development capability In-licensing in Neurology/ Dermatology Rebase and grow "high-quality" top and bottom line Manage cash to maximize shareholder returns Investment and acquisitions as appropriate

Today's agenda Summary conclusions What I found - first 60 days What gives me confidence about our future New strategy Pipeline update

Valeant is diversified... Product sales by product type Percent, 2007 100% = $768 million* Rx Branded generics Generics OTC 166,134 * Exclude Asia Pacific (2007 product sales $18 million)

....relatively unfocused... Product sales by therapeutic area Percent, 2007 100% = $768 million* Neurology Dermatology Cardiovascular Vitamins Infectious disease Gastro-intestinal Other - Ophthalmology - Respiratory - Women's health 22 * Exclude Asia Pacific (2007 product sales $18 million)

....with an over-extended geographic footprint... NORTH AMERICA Eastern Europe Armenia Azerbaijan Belarus Bosnia Bulgaria Croatia Estonia Georgia Greece Kazakhstan Kirgizstan Latvia Lithuania Macedonia Moldova Mongolia Romania Russia Serbia Slovenia Tajikistan Turkmenistan Ukraine Uzbekistan AFRICA/ MIDDLE EAST EUROPE U.S. Canada Mexico SOUTH AMERICA Argentina Brazil Chile Paraguay Uruguay Panama AUSTRALIA ASIA Australia New Zealand Japan Western Europe Austria Belgium Denmark Finland France Germany Ireland Italy Luxemburg Netherlands Norway Portugal Spain Sweden Switzerland UK Central Europe Czech Hungary Poland Slovakia Algeria Bahrain Israel Jordan Kuwait Oman Saudi Arabia South Africa Syria Turkey United Arab Emirates Yemen Note: Bold denotes operating subsidiary

....with many geographies where we lack critical mass... Product sales by market $ Millions, 2007 21 ~2/3 of product sales in top 5 markets

$ Millions, 2007 * Excludes alliance revenue of $86 million; excludes Asia-Pacific region (2007 product sales of $18 million) ** MEA: Middle East and Africa; EE: Eastern Europe; E. Med: Eastern Mediterranean *** Earnings from continuing operations before interest and taxes (EBIT) excludes $61 million of Corporate G&A, $94 million of R&D, and $46 million of restructuring and other expenses ....and highly concentrated profitability... Product sales* EBIT*** 277.000000000031 409.000000000047 538.000000000061 664.000000000075 714.000000000081 749.000000000085 277.000000000031 132.000000000015 129.000000000015 126.000000000014 50.0000000000057 35.000000000004 19.0000000000022 768.000000000087 US/ Canada C. Europe Mexico W. Europe MEA, EE, E. Med** S. America Australia 768* Valeant 98.3312393046368 124.48209280249 161.662233065362 189.121983316982 187.665827117427 187.665827117427 98.3312393046368 26.1508534978534 37.1801402628715 27.4597502516199 2.60113905317563 4.0572952527304 2.16802047685706 189.833847594284 US/ Canada C. Europe Mexico 28 W. Europe MEA, EE, E. Med** -4 S. America Australia 190*** Valeant 2

13% of revenue This complexity has led to significant G&A... $ Millions, 2007 112 G&A 112

....a complex supply chain... * Brands ranked by product sales descending ** Includes 4 Valeant plants Note: Brand portfolio after Asia Pacific divestment Brands* 0 1.48000000010046E-03 1.00000000000011 75.9865512664745 2.00000000000023 127.789936591082 3.00000000000034 178.373770861088 4.00000000000045 225.275803087096 5.00000000000057 270.688005316544 6.00000000000068 299.770932700681 7.0000000000008 322.980965833748 8.00000000000091 340.871086572281 9.00000000000102 357.08899842051 10.0000000000011 371.020331250511 11.0000000000013 383.464549601309 12.0000000000014 395.354615207311 13.0000000000015 406.7036415176 14.0000000000016 418.012942521249 15.0000000000017 428.392283362955 16.0000000000018 438.759447529859 17.0000000000019 448.33593220377 18.000000000002 457.592322423177 19.0000000000022 465.325461082547 20.0000000000023 472.632823959768 21.0000000000024 479.913956035241 22.0000000000025 486.919279385564 23.0000000000026 493.129428135565 24.0000000000027 499.332795280517 25.0000000000028 504.879158082476 26.000000000003 510.393440470441 27.0000000000031 515.829860093083 28.0000000000032 521.179965100081 29.0000000000033 526.407836181498 30.0000000000034 531.605905981498 31.0000000000035 536.363350891828 32.0000000000036 540.864812991828 33.0000000000038 545.353013401565 34.0000000000039 549.806897436078 35.000000000004 554.187289637762 36.0000000000041 558.544964928051 37.0000000000042 562.643371592388 38.0000000000043 566.70796412069 39.0000000000044 570.76321412069 40.0000000000045 574.746020000101 41.0000000000047 578.671930943498 42.0000000000048 582.534994733764 43.0000000000049 586.252816672702 44.000000000005 589.682877775775 45.0000000000051 593.101953450147 46.0000000000052 596.428047683949 47.0000000000053 599.727216114876 48.0000000000055 602.786500672815 49.0000000000056 605.837986872815 50.0000000000057 608.888555443665 51.0000000000058 611.897056375813 52.0000000000059 614.895256430681 53.000000000006 617.851948390367 54.0000000000061 620.687295960367 55.0000000000063 623.461140761796 56.0000000000064 626.233698558358 57.0000000000065 628.969074608358 58.0000000000066 631.620848193264 59.0000000000067 634.195464223265 60.0000000000068 636.717018163088 61.0000000000069 639.131071884327 62.000000000007 641.508970516213 63.0000000000072 643.88463528591 64.0000000000073 646.245493753167 65.0000000000074 648.567256417398 66.0000000000075 650.766487668069 67.0000000000076 652.963402175994 68.0000000000077 655.137019983074 69.0000000000078 657.181284134017 70.000000000008 659.213848413419 71.0000000000081 661.211153237962 72.0000000000082 663.193569237962 73.0000000000083 665.171154143622 74.0000000000084 667.135037820623 75.0000000000085 669.098387590623 76.0000000000086 671.060024162052 77.0000000000088 673.012923746283 78.0000000000089 674.947239882084 79.000000000009 676.880109456509 80.0000000000091 678.80689457483 81.0000000000092 680.718567770215 82.0000000000093 682.611920155968 83.0000000000094 684.498205150797 84.0000000000096 686.334257499683 85.0000000000097 688.155800799714 86.0000000000098 689.968498729686 87.0000000000099 691.766583599208 88.00000000001 693.559316921809 89.0000000000101 695.333178681809 90.0000000000102 697.098914530866 91.0000000000103 698.838063790772 92.0000000000105 700.568763790773 93.0000000000106 702.272095068011 94.0000000000107 703.960211898868 95.0000000000108 705.565070488869 96.0000000000109 707.131788437587 97.000000000011 708.674696522348 98.0000000000111 710.212510583945 100 0 Product sales $ Millions 90 80 70 60 50 40 30 20 10 Product sales Percent 0 20 30 40 50 60 80 90 70 10 100 Percent of brands 343 brands 1,788 SKUs 88 manufacturers** 30% of brands account for 90% of product sales , Number of brands

....and a scattered 3rd-party supplier footprint 3rd-party supplier location Valeant plant

Acquired products from 2004-2006* We have a mixed acquisition record... Bontril Cesamet (U.S.) Diastat Infergen Melleril Migranal Mysoline Tasmar Zelapar * Acquired products includes all products with initial internal forecast product sales above $4.5 million for 2007 134

....have made some questionable resource allocation decisions... Promotional spend Product sales Contribution to operating income Product E Product D Product C Product B Product A 25 $ Millions, 2007 North America only

....and have had too many one-time surprises, e.g., Mexico wholesaler issue Italy revenue recognition European accounting errors Supply chain stockouts

Finally, we face some near-term challenges 167 Ribavirin royalties Efudex Mexico Diastat Declining for last 5 years Generic entry potential Operational issues Authorized generic able to launch September 2010

My assessment of why we are in this position Adopted "Big Pharma" headquarters mindset, e.g., Global Marketing Global Manufacturing Global SAP Built global infrastructure to support launch of Viramidine - mirroring "late eighties, go-it-alone blockbuster-based" strategy Dual objectives of building revenues and maintaining global footprint led to suboptimal decisions Poor 2007 financial performance was a natural consequence of trying to be a global company in too many geographies with too many products

My takeaways Lots of issues to address - better decision-making/ new management mindset needed We have significant opportunity to create shareholder value This will take time to get right, but we are going to move quickly

Today's agenda Summary conclusions What I found - first 60 days What gives me confidence about our future New strategy Pipeline update

What gives me confidence about our future Some very valuable assets - although not natural owner of all Many great people - real talent and commitment Making better decisions should unlock cash and profits Retigabine: promising results from RESTORE1 Taribavirin: encouraging Phase IIb results Balance sheet and cash flows that give flexibility to enhance shareholder value while funding our future u u u u u u

Assets that excite me Neurology OTC Pipeline Diastat Cesamet Retigabine Taribavirin Diastat NS Kinerase Efudex/ AK position Dermatix Dermatology Bedoyecta Nyal (Australia) U.S. Poland/ Hungary/ Czech Canada Mexico Geographies

Today's agenda Summary conclusions What I found - first 60 days What gives me confidence about our future New strategy Pipeline update

Our strategy Focus business US, Canada, Mexico & very limited others - no longer global Neurology/ Dermatology Prescription and OTC brands Maximize pipeline Partner to realize full potential of key assets Ongoing internal development capability In-licensing in Neurology/ Dermatology Rebase and grow "high-quality" top and bottom line Manage cash to maximize shareholder returns Investment and acquisitions as appropriate

Rationale Small company - need to make some tough choices Build where we are strong, recognizing we are primarily a North America company with strengths in Neurology and Dermatology Maximize value of other assets where we are not natural owner Focus business We have two significant products in our pipeline, Retigabine and Taribavirin We do not have the resources, expertise, funding, or global reach to maximize these assets on our own We will find the right strategic partners to help us optimize these assets while allowing us to build our capabilities as a company Plan is to retrench to core geographies and therapeutic/ business areas We will then invest in both our owned assets and selective acquisitions to build "high-quality" revenues, earnings and cash flow for our shareholders Maximize pipeline Rebase and grow "high-quality" top and bottom line

Reduce geographic footprint KEEP Eastern Europe Armenia Azerbaijan Belarus Bosnia Bulgaria Croatia Estonia Georgia Greece Kazakhstan Kirgizstan Latvia Lithuania Macedonia Moldova Mongolia Romania Russia Serbia Slovenia Tajikistan Turkmenistan Ukraine Uzbekistan Africa/ Middle East Algeria Bahrain Dubai Israel Jordan Kuwait Oman Saudi Arabia South Africa Syria Turkey United Emirates Yemen South America Argentina Chile Paraguay Uruguay Asia Japan DIVEST AT THE RIGHT PRICE Western Europe Austria Belgium Denmark Finland France Germany Ireland Italy Luxemburg Netherlands Norway Portugal Spain Sweden Swiss UK POSSIBLE IPO North America U.S. Canada Latin America Mexico Brazil Export Australia Australia New Zealand Central Europe Czech Hungary Poland Slovakia

Simplify portfolio From SKUs To Brands 3rd party suppliers 1,788 343 84 ~425 ~85 ~30 Note: Brand portfolio after Asia Pacific divestment

Build management team CEO CFO Head of NA/ R&D Head of EMEA Head of International General Counsel Old team CEO (new) CFO Head of Commercial (new) Head of R&D (new) Chief Administrative Officer (new) General Counsel New team

Partner retigabine and taribavirin Non-core geographies Indications beyond epilepsy Taribavirin Retigabine Plan to pursue niche/ orphan indications where there is significant unmet medical need, e.g., HIV co-infected Dialysis Disorder of hemoglobin Partner for broad-based Phase III

Invest in potential "gems" Bedoyecta Nyal Kinerase Diastat Cesamet 40

Acquisition philosophy Get our own house in order Many "Valeants" in specialty pharma space characterized by Oversized infrastructure Excessive R&D spend A few potential "gems" (either in-line or development) Low multiples Once credibility earned, consider targeted acquisitions in our core therapeutic areas Wildcards Explore additional, creative ways to build value

Progress-to-date Eliminated International and North American regional structures Brought in new leader for Mexico/ Latin America In process of building new management team Retained Goldman Sachs to sell/ IPO Europe Realigned U.S. promotional activity toward Diastat and Migranal Targeted G&A cost reduction of $20 million Stopped global SAP roll-out Initiated partnering discussions for retigabine and taribavirin Informed investors no guidance for 2008 u u u u u u u u u

Results of new strategy Initial revenue reduction from sale of non-core geographies Strong growth prospects in core geographies and therapeutic/ business areas Reduced product/ market complexity Reinvest cash in appropriate mix of Internal investment Share repurchases Debt reduction Acquisitions

Today's agenda Summary conclusions What I found - first 60 days What gives me confidence about our future New strategy Pipeline update

Retigabine Positive data from RESTORE1 Confirms efficacy observed at 1200 mg dose in Study 205 Confirms potential utility of potassium channel openers in epilepsy Ongoing development activities Complete RESTORE2 Prepare regulatory submissions to FDA and EMEA Continue work on modified release formulation Continue Phase IIa PHN neuropathic pain study Ongoing partnership discussion

Taribavirin O HO HO OH N N N C NH2+ H2N Cl-

Taribavirin Phase 2b Study Design

- Randomized, Parallel-group, Open-label Study in Treatment-naïve Genotype1
  - Stratified by HCV RNA titers and Body Weight (≤75kg or >75kg)


48 weeks of treatment
24 weeks of follow-up
Screening (60 days)
taribavirin 20mg/kg/day + PegIFN alfa-2b†
taribavirin 25mg/kg/day + PegIFN alfa-2b†
taribavirin 30mg/kg/day + PegIFN alfa-2b†
ribavirin 800/1000/1200/1400 mg/QD + PegIFN alfa-2b†
Follow-up

HCV, NGI SuperQuant; sensitivity to 100 copies/mL,39 IU/mL

†PegIFN alfa-2b 1.5μg/kg/week

36

Summary patient characteristics

ITT TW4 (undetectable*) *NGI SuperQuant Assay <100 copies/mL N = 67 N = 70 N = 68 N = 70

ITT TW12 responders (Undetectable* or ^ 2 log decrease) *NGI SuperQuant Assay <100 copies/mL N = 67 N = 70 N = 68 N = 70

Anemia rates (ITT through TW12) * † *p = 0.022 †p = 0.009 Anemia defined as <10g/dL